UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On September 19, 2016, Isle of Capri Casinos, Inc., a Delaware corporation (“Isle” or “Isle of Capri”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eldorado Resorts, Inc., a Nevada corporation ( “Eldorado”), Eagle I Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Eldorado (“Merger Sub A”), and Eagle II Acquisition Company LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Eldorado (“Merger Sub B”). The Merger Agreement provides for, among other things, (1) the merger of Merger Sub A with and into Isle, with Isle as the surviving entity (the “First Step Merger”), and (2) a subsequent merger whereby Isle will merge with and into Merger Sub B, with Merger Sub B as the surviving entity (the “Second Step Merger” and together with the First Step Merger, the “Mergers”).

Isle’s stockholders may elect to exchange each share of Isle common stock held by such stockholder, at the effective time of the First Step Merger, for either $23.00 in cash or 1.638 shares of Eldorado common stock. Elections are subject to proration such that the outstanding shares of Isle common stock will be exchanged for aggregate consideration comprised of 58% cash and 42% Eldorado common stock.

The First Step Merger is subject to adoption of the Merger Agreement by two-thirds of Isle’s stockholders and the issuance of Eldorado stock pursuant to the Merger Agreement is subject to majority approval by Eldorado’s stockholders. Consummation of the Mergers is subject to the effectiveness of a joint registration statement and proxy statement on Form S-4 (the “proxy statement/prospectus”) to be filed by Eldorado and Isle with the Securities and Exchange Commission (the “SEC”).

Eldorado and Isle made customary representations, warranties and covenants in the Merger Agreement. Eldorado and Isle have agreed, subject to the terms and conditions of the Merger Agreement, to various covenants and agreements, including, among others: (i) to use commercially reasonable efforts to conduct their respective businesses in the ordinary course; (ii) following the effectiveness of the joint registration and proxy statement, to promptly convene meetings of their respective stockholders to approve the issuance of stock consideration, in the case of Eldorado stockholders, and adopt the Merger Agreement, in the case of the Isle stockholders; and (iii) to use commercially reasonable efforts to obtain necessary regulatory approvals, including the receipt of required approvals of gaming authorities and the expiration of the waiting period under the Hart-Scott-Rodino Act.  Isle has also agreed, subject to the terms of the Merger Agreement, not to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any inquiry, proposal or offer from a third party relating to the potential acquisition of Isle and to cooperate with Eldorado in obtaining the debt financing.  Eldorado has agreed to use reasonable best efforts to obtain the debt financing contemplated by the debt commitment letter between Eldorado and JPMorgan Chase Bank, N.A. or alternative financing contemplated by the Merger Agreement.

Each party’s obligation to consummate the Mergers is subject to certain conditions, including, among others: (i) stockholder approval of both Eldorado and Isle as described above; (ii) receipt of required approvals of gaming authorities; (iii) expiration of the waiting period under the Hart-Scott-Rodino Act; and (iv) absence of any order or legal requirement that prohibits or makes the Mergers illegal. The obligation of Eldorado to consummate the Mergers is subject to the absence of a material adverse effect on Isle and the obligation of Isle to consummate the Mergers is subject to the absence of a material adverse effect on Eldorado.  The obligation of Eldorado to consummate the Mergers is not subject to a financing condition.

Additionally, the Merger Agreement contains certain termination rights for both Eldorado and Isle including, among others, a mutual termination right if the Mergers have not been consummated on or prior to June 19, 2017 (which may be extended for an additional 90 days by either Eldorado or Isle if all of the conditions precedent other than the receipt of required gaming approvals have been satisfied).  Upon the termination of the Merger Agreement under certain circumstances, Eldorado or Isle may be required to pay a termination fee of $60,000,000 or $30,000,000, respectively.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the

Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about Eldorado, Isle, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; are solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Eldorado or Isle or any of their respective subsidiaries or affiliates. Eldorado’s and Isle’s disclosure schedules contain information that has been included in Eldorado’s or Isle’s, as applicable, prior public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Eldorado and Isle. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Mergers that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will file in connection with the Mergers, as well as in the other filings that each of Eldorado and Isle make with the SEC.

Voting Agreements

In connection with the execution of the Merger Agreement, on September 19, 2016, Recreational Enterprises, Inc. (“REI”), Eldorado and Isle entered into a voting agreement (“REI Voting Agreement”) and GFIL Holdings, LLC (“GFIL”), Eldorado and Isle entered into a voting agreement (“GFIL Voting Agreement”). Pursuant to the REI Voting Agreement, REI has agreed, among other things, to vote all of its shares of Eldorado common stock in favor of the issuance of shares of Eldorado common stock as stock consideration in the Mergers, and any other action necessary for the consummation of the Mergers that may be submitted to a vote of the stockholders of Eldorado. REI also has granted a proxy to Isle to vote REI’s shares of Eldorado common stock in such manner. Pursuant to the GFIL Voting Agreement, GFIL has agreed, among other things, to vote all of its shares of Isle common stock in favor of the Mergers, adoption of the Merger Agreement, and any other action necessary for the consummation of the Mergers that may be submitted to a vote of the stockholders of Isle. GFIL also has granted a proxy to Eldorado to vote GFIL’s shares of Isle common stock in such manner.

A copy of each of the REI Voting Agreement and the GFIL Voting Agreement is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated herein by reference. The foregoing descriptions of the REI Voting Agreement and GFIL Voting Agreement are qualified in their entirety by reference to the full text of those agreements.

Additional Information

The information in this Form 8-K is not a substitute for the proxy statement/prospectus that Eldorado and Isle will file with the SEC, which will include a prospectus with respect to shares of Eldorado common stock to be issued in the merger and a proxy statement of each of Eldorado and Isle in connection with the mergers between Eldorado and Isle. The proxy statement/prospectus will be sent or given to the stockholders of Eldorado and Isle when it becomes available and will contain important information about the merger and related matters, including detailed risk factors. SECURITY HOLDERS OF ELDORADO AND ISLE ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. The proxy statement/prospectus and other documents that will be filed with the SEC by Eldorado and Isle will be available without charge at the SEC’s website,

www.sec.gov, or by directing a request when such a filing is made to Isle of Capri Casinos, Inc. by mail at 600 Emerson Road, Suite 300, Saint Louis, Missouri 63141, Attention: Investor Relations, by telephone at (314) 813-9200, or by going to the Investors page on Isle’s corporate website at www.islecorp.com. A final proxy statement or proxy statement/prospectus will be mailed to stockholders of Eldorado and Isle as of their respective record dates.

The information in this Form 8-K is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This Form 8-K is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Proxy Solicitation

Eldorado and Isle, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Eldorado is set forth in the proxy statement for Eldorado’s 2016 annual meeting of stockholders and Eldorado’s 10-K for the year ended December 31, 2015. Information about the directors and executive officers of Isle is set forth in the proxy statement for Isle’s 2016 annual meeting of shareholders and Isle’s Form 10-K for the year ended April 24, 2016. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Eldorado and Isle and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Eldorado and Isle, including the expected accretive effect of the merger on Eldorado’s results of operations; the anticipated benefits of geographic diversity that would result from the merger and the expected results of Isle’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction; and the anticipated financing of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between Eldorado and Isle; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of stockholders of Eldorado and Isle; (d) the possibility that the merger does not close when expected or at all or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Eldorado’s ability to realize the synergies contemplated by a potential transaction; (f) Eldorado’s ability to promptly and effectively integrate the business of Eldorado and Isle; (g)  uncertainties in the global economy and credit markets and its potential impact on Eldorado’s ability to finance the transaction; (h) the outcome of any legal proceedings that may be instituted in connection with the transaction; (i) the ability to retain certain key employees of Isle; (j) the possibility of a material adverse change affecting Eldorado or Isle; (k) the possibility that the business of Eldorado or Isle may suffer as a result of the announcement of the transaction; (l) Eldorado’s ability to obtain financing on the terms expected, or at all; (m) changes in value of Eldorado’s common stock between the date of the merger agreement and the closing of the merger; and (n) the risk factors disclosed in Eldorado’s most recent Annual Report on Form 10-K, which Eldorado filed with the SEC on March 15, 2016 and the risk factors disclosed in Isle’s most recent Annual Report on Form 10-K, which Isle filed with the SEC on June 21, 2016, and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Eldorado and Isle subsequent to the filing of their respective Form 10-K’s. Forward-looking statements reflect the analysis of management of Eldorado and Isle as of the date of this release. Eldorado and Isle do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc., Eagle I Acquisition Corp., Eagle II Acquisition Company LLC, dated as of September 19, 2016.

10.1	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and Recreational Enterprises, Inc.

10.2	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and GFIL Holdings, LLC.

*       Isle of Capri Casinos, Inc. has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: September 22, 2016	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc., Eagle I Acquisition Corp., Eagle II Acquisition Company LLC, dated as of September 19, 2016.

10.1	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and Recreational Enterprises, Inc.

10.2	Voting Agreement, dated as of September 19, 2016, by and among Isle of Capri Casinos, Inc., Eldorado Resorts, Inc. and GFIL Holdings, LLC.

* Isle of Capri Casinos, Inc. has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.